Exhibit 10.1

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “U.S. SECURITIES ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE U.S. SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

SUBSCRIPTION AGREEMENT OF COOL HOLDINGS, INC.

TO:	Cool Holdings, Inc. (the “Company”)

Purchase of securities of the Company are subject to the terms and conditions contained in this Subscription Agreement (the “Subscription Agreement”), including the terms and conditions set forth in Schedule “A” hereto.  The Purchaser hereby irrevocably subscribes for and on Closing will purchase from the Company the aggregate amount of unsecured convertible notes (the “Notes”) and warrants (the “Warrants” and together with the Notes the “Purchased Securities”) of the Company set forth below.  The Notes when issued will be unsecured obligations of the Company, convertible into common shares (the “Conversion Shares”) of the Company beginning on the date that is six-months following their issuance at a conversion price of USD$4.40.  The Notes will carry a one-year term. One-half common-share purchase warrant shall be issued for each Conversion Share issuable under the Notes.  Warrants shall have a 36-month term and shall be exercisable beginning on the date that is six-months following their issuance at an exercise price of USD$4.40.

(Name of Purchaser - please print)	Aggregate amount of Notes: Aggregate Number of Warrants: ________________

By: (Authorized Signature)	Aggregate Subscription Price: USD$
(Official Capacity or Title – please print)

If the Purchaser is signing as agent for a principal and the Purchaser is not a trust company or a portfolio manager, in either case, purchasing as trustee or agent for accounts fully managed by it, complete the following:

(Please print name of individual whose signature appears above if different than the name of the Purchaser printed above.)

1

(Purchaser’s Address) (Telephone Number) (Fax Number)	(Name of Principal)
(Principal’s Address)

Register the Securities as set forth below: (Name)	Deliver the Securities as set forth below: (Name)
(Account reference, if applicable)	(Account reference, if applicable)
(Purchaser’s Address)	(Contact Name) (Address)
(Telephone Number)

Additional Forms:

U.S. Purchasers (as defined herein)	Non-U.S. Purchasers
Please complete the attached IRS form W-9	Please complete the attached IRS form W-8BEN

2

The Purchased Securities subscribed for hereunder are hereinafter also referred to as the “Purchased Securities”.  Unless otherwise noted, all dollar amounts referred to in this Subscription Agreement are in U.S. dollars.

TERMS NOT EXPRESSLY DEFINED HEREIN HAVE THE MEANING ASCRIBED THERETO IN THE AGREEMENT UNLESS THE CONTEXT REQUIRES OTHERWISE.

ACCEPTANCE: The Company hereby accepts the above subscription this _____ day of November, 2018.

COOL HOLDINGS, INC.

Per:
Vernon A. LoForti Vice President & Secretary

3

SCHEDULE “A”

TERMS AND CONDITIONS OF
SUBSCRIPTION FOR NOTES AND WARRANTS
OF COOL HOLDINGS, INC.

1.	Certain terms and abbreviations used in this Agreement shall have the meaning given below
(a)	“Offering” means the offering of the Notes and the Warrants.
2.	Acknowledgements and Agreements re: Hold Periods, Resale Restrictions and Offering

The Purchaser understands and acknowledges the following:

(a)

the Purchaser has been advised to consult its own legal advisers in connection with the applicable statutory hold periods and resale restrictions relating to the Purchased Securities and no representation has been made respecting applicable statutory hold periods or resale restrictions relating to such securities;

(b)

the Purchaser understands that none of the Purchased Securities nor the securities issuable upon conversion or exercise thereof have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any applicable state securities laws and that the Company does not intend to register same under the U.S. Securities Act, or the securities laws of any such state and has no obligation to do so.  None of the Purchased Securities nor any of the securities issuable upon conversion or exercise thereof may be offered or sold absent such registration or an available exemption from such registration requirements;

(c)

upon the issuance of the Purchased Securities and the securities issuable upon conversion or exercise thereof, the certificates representing such securities (and any replacement certificate issued prior to the expiry of the applicable hold period) will, if required by applicable laws, bear the following legend in accordance with such legal requirements:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE

OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.”

if the certificates representing the Purchased Securities have been held for a period of at least six months and if Rule 144 under the U.S. Securities Act is applicable (there being no representations by the Company that Rule 144 is applicable), then the undersigned may make sales of the Purchased Securities or the securities issuable upon the exercise or conversion thereof only under the terms and conditions prescribed by Rule 144 of the U.S. Securities Act or other exemptions therefrom;

(d)

in addition to the legend set forth in Section 2(c) above, all Warrant certificates and each Warrant certificate issued in exchange therefor or in substitution thereof shall bear the following legend`s or such variations thereof as the Company may prescribe from time to time:

“THESE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LEGISLATION OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”;

(e)

the Purchaser acknowledges that if the Company is deemed to be a “shell company” as that term is defined under the U.S. Securities Act, Rule 144 of the U.S. Securities Act may not be available for resales of the Purchased Securities nor the securities issuable upon conversion or exercise thereof;

(f)

the Purchaser consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

(g)

the Purchaser is solely responsible (and the Company is not in any way responsible) for compliance with applicable hold periods and resale restrictions, including without limitation the filing of any documentation and, if applicable, the payment of any fees with any applicable securities regulatory authority, and that the Purchaser is aware that it, and (if applicable) such others, may not be able to resell the Purchased Securities nor the securities issuable upon conversion or exercise thereof, except in accordance with limited exceptions under applicable securities legislation and regulatory policy and it will not sell, resell or otherwise transfer the Purchased Securities not the securities issuable upon the exercise or conversion thereof, except in compliance with applicable laws; and

(h)	the Purchased Securities are being acquired as part of the Offering.

3.	Delivery and Payment

The Purchaser agrees that the following must be delivered to the Company, care of Dorsey & Whitney LLP, Suite 4310, 161 Bay Street, Toronto, Ontario M5J 2S1, Attention:  Richard Raymer, email raymer.richard@dorsey.com, fax number 416-865-6636, not later than 10:00 a.m. (Toronto time) on the date that is one day prior to the Closing Date:

(a)	all other documentation as may be required by applicable securities legislation;
(b)

a wire transfer made payable to and directed as set forth in Schedule “B” representing the aggregate purchase price payable by the Purchaser for the Purchased Securities, unless other payment arrangements acceptable to the Company have been made. For details concerning the payment procedure, please see Schedule “B”;

(c)	one completed and duly signed copy of this Subscription Agreement;
(d)

if the Purchaser is a Canadian accredited investor, one completed and duly signed copy of the certification in the form of Schedule “C” hereto including Appendix A and Appendix B thereto from the Purchaser and, if the Purchaser is contracting hereunder as agent for one or more other purchasers, from each such other purchaser including all exhibits thereto;

(e)

if the Purchaser is a purchaser resident of the securities legislation of a jurisdiction other than the United States or Canada, one completed and duly signed copy of the certification in the form of Schedule “D” hereto from the Purchaser and, if the Purchaser is contracting hereunder as agent for one or more purchasers, from each such other purchaser including all exhibits thereto;

(f)	if the Purchaser is a U.S. Purchaser (as defined herein), one completed and duly signed copy of the U.S. Accredited Investor Certificate attached hereto as Schedule “E”; and
(g)	such other documents as may be required pursuant to terms of this Subscription Agreement.
4.	Closing
(a)

Delivery of and payment for the Purchased Securities (the “Closing”) will be completed at the offices of Dorsey & Whitney LLP, at 10:00 a.m. (Toronto time) (the “Time of Closing”) on the Closing Date which shall be the date so determined by the Company and on subsequent dates as determined by the Company (each, a “Closing Date” for the purposes of this Subscription Agreement) or such earlier or later date or time as may be determined by the Company and Purchaser provided that the Company has determined to proceed with a Closing.

(b)

This subscription is subject to acceptance by the Company as described below. Unless other arrangements have been made with the Company, certificates endorsed by the Company representing the Purchased Securities will be available for delivery to the Purchaser in Toronto, Ontario, at the Time of Closing against payment of the aggregate purchase price for the Purchased Securities. If the Purchaser chooses not to attend the Closing to receive the certificates evidencing the Purchased Securities, then the Company will deliver such certificates to the Purchaser to the address set out for delivery on page 2 of this Subscription Agreement promptly after the Closing.

(c)	The Company’s obligation to complete the purchase and sale of the Purchased Securities shall be subject to the following conditions:
(i)	the Purchaser shall have complied with the requirements of Section 3 and the applicable documents and payment shall have been received as contemplated;
(ii)

the representations and warranties made by the Purchaser in this Subscription Agreement (including its Schedules) shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the undertakings of the Purchaser shall have been performed, satisfied and complied with on or before the Closing Date; and

(iii)	receipt of such other documents relating to the transactions contemplated by this Subscription Agreement as the Company or its counsel may reasonably request.
(d)	The Purchaser’s obligation to complete the purchase and sale of the Purchased Securities shall be subject to the following conditions:
(i)

the representations and warranties made by the Company in this Subscription Agreement shall be true and correct as of the Closing Date (except for representations and warranties that speak as of a specific date) and the covenants of the Company shall have been performed, satisfied and complied with, where applicable, on or before the Closing Date;

the Company shall have delivered to the Purchaser the following items:

(ii)the Company shall have delivered to the Purchaser the following items:

(A)	a copy of the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee; and
(B)	a copy of this Subscription Agreement duly executed by the Company.
5.	Offering

The Purchaser acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Purchaser is contracting) that the Purchased Securities subscribed for by it hereunder form part of a larger Offering by the Company.

6.	Acceptance of Subscription

This subscription may be accepted or rejected in whole or in part and the right is reserved to the Company to allot to any purchaser less than the amount of Purchased Securities subscribed for. Confirmation of acceptance or rejection of this subscription will be forwarded to the Purchaser promptly after the acceptance or rejection of this subscription by the Company. If this subscription is rejected in whole, the Purchaser understands that any certified cheques or bank drafts delivered by the Purchaser to the Company representing the purchase price for the Purchased Securities will be promptly returned to the Purchaser without interest or deduction. If this subscription is accepted only in part, the Purchaser understands that a cheque representing the portion of the purchase price for that portion of its subscription for Purchased Securities which is not accepted will be promptly delivered to the Purchaser, without interest or deduction.

7.	Acknowledgements re: Prospectus Exemptions, etc.

The Purchaser, if resident in Canadian, acknowledges and agrees that the sale of the Purchased Securities to the Purchaser is conditional upon, among other things, such sale being exempt from the prospectus filing requirements and the requirements for the delivery of an offering memorandum (as defined in any applicable Canadian securities legislation) of all applicable securities legislation relating to such sale or upon the issuance of such rulings, orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum.

The Purchaser acknowledges and agrees that:

(a)

the Purchaser has not received, requested or been provided with, nor has any need to receive, a prospectus, offering memorandum (as defined in any applicable Canadian securities legislation) or similar disclosure document relating to the Offering and/or the business and affairs of the Company and that the decision to enter into this Subscription Agreement and purchase the Purchased Securities has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Company or any officer, director, employee or agent of the Company and that such decision is based entirely upon the information set out in the this Subscription Agreement;

(b)

there has not been any advertisement of the Purchased Securities in printed public media, radio, television or telecommunications, including electronic display such as the Internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(c)

no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Purchased Securities;

(d)

no prospectus has been filed by the Company with a securities commission or other securities regulatory authority in any province of Canada or any other jurisdiction in connection with the issuance of the Purchased Securities and such issuances are exempt from the prospectus requirements otherwise applicable under the provisions of Canadian securities laws and, as a result, in connection with our purchase of the Purchased Securities hereunder:

(i)	the Purchaser is restricted from using most of the civil remedies available under securities laws;

(ii)

the Purchaser will not receive information that would otherwise be required to be provided to the Purchaser under applicable securities laws or contained in a prospectus prepared in accordance with applicable securities laws; and

(iii)	the Company is relieved from certain obligations that would otherwise apply under such applicable securities laws;
(e)	the Purchased Securities are being offered for sale only on a “private placement” basis;
(f)	the Purchaser shall:
(i)

not sell, transfer, hypothecate or otherwise dispose of any Purchased Securities or any of the securities issuable upon conversion or exercise thereof, except in compliance with the requirements of  all applicable securities laws (and, in particular, will not resell such securities in Canada except in accordance with the applicable securities laws, regulations and rules of, and the blanket rulings and policies and written interpretations of, any multi-lateral or national instruments adopted by, any provincial securities regulatory authority); and

(ii)

if, during the applicable “hold period”, the Purchaser or such beneficial purchaser, as the case may be, sells, transfers, hypothecates or otherwise disposes of any Purchased Securities or any of the securities issuable upon conversion or exercise thereof to a person other than a resident of Canada, the Purchaser or such beneficial purchaser, as the case may be, agrees to obtain from such purchaser a covenant in the same form as provided in subparagraph 7(f)(i) and representations, warranties and covenants in the same form as provided in Section 9 and shall comply with such other requirements as the Company may reasonably require; and

(g)

Stikeman Elliott LLP is acting as Canadian counsel to the Company and Dorsey & Whitney LLP is acting as U.S. counsel to the Company and neither is acting as counsel to the Purchasers of the Purchased Securities.

(h)

The Company has no present intention of becoming a reporting issuer in any jurisdiction in Canada and therefore the Purchased Securities or any of the securities issuable upon conversion or exercise thereof will be subject to an indefinite hold period and the Purchaser may not be able to resell the Purchased Securities except in accordance with limited exemptions under applicable securities laws.

The Purchaser acknowledges that the Company may be required to provide applicable securities regulatory authorities with a report or list setting forth information about the beneficial purchasers of the Purchased Securities containing certain personal information about the Purchaser.  Any report or list will include, among other information, the full name, residential or business address and telephone number of the Purchaser, the number and type of Purchased Securities purchased, the total purchase price expressed in Canadian dollars, the prospectus exemption under applicable Canadian securities laws relied upon by the Company to distribute the Purchased Securities to the Purchaser and the date of the distribution. The Purchaser authorizes the indirect collection of the information described in this section by all applicable securities regulatory authorities and stock exchanges and consents to the disclosure of such information to the public through the filing of a list or report of trade with all applicable securities regulatory authorities or stock exchanges. The Purchaser agrees to provide the Company upon request with any information concerning the Purchaser and its investment in the Purchased Securities necessary to enable the Company to make any reports or other filings that they may be required to make under applicable law, or to assist the

Company in determining the availability to them of exemptions from requirements under applicable law or their compliance with applicable law.

8.	Conditions to Closing

The Purchaser acknowledges and agrees that, as the offering of the Purchased Securities will not be qualified by a prospectus, the offering of the Purchased Securities is subject to the condition that the Purchaser execute and return to the Company, all relevant documentation required by this Subscription Agreement, applicable securities legislation, regulations, rules and policies and applicable stock exchange rules.

The Purchaser agrees to: (i) provide the Company with such information and documents, including certificates, statutory declarations and undertakings, as the Company may reasonably require from time to time to comply with any filing or other requirements under applicable securities legislation, regulations, rules and policies and applicable stock exchange rules; and (ii) comply with the provisions of any applicable securities legislation, regulations, rules and policies and applicable stock exchange rules concerning any resale of the Purchased Securities or any of the securities issuable upon conversion or exercise thereof.

9.	Representations, Warranties and Covenants of the Purchaser

The Purchaser, on its own behalf and on behalf of any underlying beneficial Purchaser, represents, warrants, certifies and covenants to and with the Company (and acknowledges that the Company is relying thereon) as follows:

(a)

Jurisdiction of Residence – the Purchaser, or others for whom it is contracting hereunder, is resident or otherwise subject to the applicable securities legislation in the jurisdiction set out under “Purchaser’s Address” on page 1 of this Subscription Agreement, and the purchase by and sale to the Purchaser, and any such others, of the Purchased Securities has occurred only in such jurisdiction;

(b)	Canadian Purchasers –
(i)

The Purchaser, on its own behalf and, if the Purchaser is acting as a trustee, agent, representative, nominee, custodian or in a similar agency capacity for another person or entity, on behalf of any beneficial owner, the term “Purchaser” is understood to refer as well to such underlying beneficial;

(ii)

The Purchaser is aware that the Purchased Securities are being offered on a “private placement” basis only in Canada, will be subject to resale restrictions under applicable Canadian securities laws and are restricted securities in Canada and, accordingly, any resale of such Purchased Securities will be required to be made in accordance with prospectus and registration requirements under applicable Canadian securities laws, pursuant to statutory exemptions from the prospectus and registration requirements under applicable Canadian securities law or under a discretionary exemption from the prospectus and registration requirements under applicable Canadian securities laws granted by the applicable Canadian securities regulatory authorities;

(iii)

No prospectus has been filed with any Canadian securities regulatory authority in connection with the offering of the Purchased Shares in Canada and no securities regulatory authority in Canada has made any finding or determination as to the merits of an investment in the Shares or has otherwise made any recommendation or endorsement with respect to the Shares;
(iv)

The Purchaser is entitled under applicable Canadian securities laws to purchase the Purchased Securities without the benefit of a prospectus qualified under such applicable Canadian securities laws and, without limiting the generality of the foregoing, is an “accredited investor” as such term is defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions (NI 45-106), or, in Ontario, in section 73.3(1) of the Securities Act (Ontario), as applicable, by virtue of satisfying the criteria in Schedule “C”.  The Purchaser is not a person created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in section 1.1 of NI 45-106;

(v)

The offer and sale of the Purchased Securities in Canada to the Purchaser was note made through an advertisement of the Purchased Securities in any printed media of general and regular paid circulation, radio, television or telecommunications, including electronic display, or any other form of advertising in Canada;

(vi)

Where required by applicable Canadian securities laws, the Purchaser is purchasing the Purchased Securities as principal, or is deemed to be investing as principal in accordance with applicable Canadian securities laws of the province in which the Purchaser is resident, for its own account and not as agent for the benefit of another person, and for investment only and not with a view to resale or distribution; and

(vii)

to the best of the Purchaser’s knowledge, none of the funds to be provided by the Purchaser to the Company are being tendered on behalf of a person or entity who has not been identified to the Purchaser.

(c)

Prospectus Exemptions – if the Purchaser is a resident of any jurisdiction outside of the United States other Canada and it is purchasing pursuant to an exemption from prospectus and registration requirements (particulars of which are enclosed herewith) available to it under applicable securities legislation, it shall deliver to the Company such further particulars of the exemption(s) and the Purchaser’s qualifications thereunder as the Company may request including the execution of the certificate attached hereto as Schedule “D”;

(d)

U.S. Purchasers – if the purchaser is a (i) “U.S. person” as defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a “U.S. person” and any partnership or corporation organized or incorporated under the laws of the United States (“U.S. Person”), (ii) any person purchasing securities for the account or benefit of any U.S. Person or any person in the United States, (iii) any person that receives or received an offer of the securities while in the United States, or (iv) any person that is in the United States at the time their buy order was made or this Subscription Agreement was executed or delivered (collectively, “U.S. Purchasers”), then such U.S. Purchaser has concurrently executed and delivered the U.S. Accredited Investor Certificate in the form attached as Schedule “E” to this Subscription Agreement;

(e)

No Registration in U.S. – the Purchaser is aware that the Purchased Securities have not been and will not be registered under the U.S. Securities Act, understands and agrees that the Purchased Securities are being offered and sold to the Purchaser in reliance upon applicable exemptions provided under rule 903 of Regulation S under the U.S. Securities Act or Rule 506 of Regulation D and/or Section 4(a)(2) under the U.S. Securities Act, and acknowledges that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration;

(f)

Not a U.S. Person – unless the Purchaser is a U.S. Purchaser and has completed and delivered the U.S. Accredited Investor Certificate (Schedule “E” hereto), the Purchaser, or others for whom it is contracting hereunder, is not a U.S. Person and is not acquiring the Purchased Securities for the account or benefit of a U.S. Person or a person in the United States;

(g)

No Offering in U.S. – unless the Purchaser is a U.S. Purchaser and has completed and delivered the U.S. Accredited Investor Certificate (Schedule “E” hereto), the Purchased Securities have not been offered to the Purchaser, or others for whom it is contracting hereunder, in the United States, and the individuals making the order to purchase the Purchased Securities and executing and delivering this Subscription Agreement on behalf of the Purchaser were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

(h)

No Distribution in U.S. – the Purchaser undertakes and agrees that it, or others for whom it is contracting hereunder, will not offer or sell the Purchased Securities or any of the securities issuable upon conversion or exercise thereof, in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it, or others for whom it is contracting hereunder, will not resell the Purchased Securities nor any of the securities issuable upon conversion or exercise thereof, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules;

(i)

No Directed Selling Efforts – the Purchaser is not purchasing the Purchased Securities nor any of the securities issuable upon conversion or exercise thereof as the result of any “directed selling efforts”, as that term is defined in Rule 902(c) of the U.S. Securities Act;

(j)

Not A Scheme To Avoid Registration – the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act;

(k)

Resale Restrictions – the Purchaser has been independently advised as to and is aware of the restrictions with respect to the resale and trading in the Purchased Securities pursuant to the applicable securities laws and any applicable stock exchanges; furthermore, the Purchaser is not an underwriter and acquired the Purchased Securities solely for investment for its own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the U.S. Securities Act; and the Purchased Securities are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the Purchased Securities for which it hereby subscribes, or any part thereof;

and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Purchased Securities have not been registered under the U.S. Securities Act, and, therefore, may be resold only if registered under the U.S. Securities Act or if an exemption from such registration is available;

(l)

Restricted Securities – the Purchased Securities subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, except in compliance with the U.S. Securities Act and applicable state securities laws.  The Purchaser acknowledges that the Purchased Securities are “restricted securities,” as such term is defined under Rule 144 of the U.S. Securities Act, and may not be offered, sold, transferred, pledged, or hypothecated to any person in the absence of registration under the U.S. Securities Act or an opinion of counsel satisfactory to the Company that registration is not required and in accordance with all applicable state securities laws.  Without limiting the generality or application of any other covenants, representations, warranties or acknowledgements of the Purchaser respecting resale of the Purchased Securities, if the Purchaser decides to offer, sell or otherwise transfer any of the Purchased Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)	the sale is to the Company;
(ii)	the sale is made outside the United States in a transaction satisfying the requirements of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;
(iii)

the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities laws and the Subscriber has, prior to such sale, furnished to the Company an opinion of counsel to that effect, which opinion and counsel shall be reasonably satisfactory to the Company;

(iv)

the Purchased Securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of the Purchased Securities, and it has prior to such sale furnished to the Company an opinion of counsel to that effect, which opinion and counsel shall be  reasonably satisfactory to the Company; or

(v)

the Purchased Securities are registered under the U.S. Securities Act and any applicable state laws and regulations governing the offer and sale of such Purchased Securities, and the Purchaser understands that the Company may instruct its registrar and transfer agent not to record any transfer of the Purchased Securities without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws;

(m)

No Obligation To Register – the Purchaser understands that the Company is under no obligation to register the Purchased Securities or seek an exemption under the U.S. Securities Act or any applicable state laws for the Securities, or to cause or permit the Purchased Securities to be transferred in the absence of any such registration or exemption, and understands that the Purchaser must hold the Purchased Securities and the securities issuable upon conversion or exercise thereof indefinitely unless the Purchased Securities are subsequently registered under U.S. Securities Act and applicable state securities laws or an exemption from registration is available;

(n)

Due Execution and Delivery – the Purchaser is responsible for obtaining such legal advice as it considers necessary in connection with the execution, delivery and performance by the Purchaser of this Subscription Agreement and the transactions contemplated herein and the Purchaser represents and warrants that such execution, delivery and performance shall not contravene any applicable laws of the jurisdiction in which the Purchaser, or others for whom it is contracting hereunder, is resident;

(o)

Independent Tax Advice – the Purchaser, or others for whom it is contracting hereunder, is solely responsible for obtaining such advice concerning the tax consequences of its investment in the Purchased Securities and it is not relying on the Company for advice concerning such tax consequences;

(p)

Agent Purchasing for Principal(s) – if the Purchaser is contracting hereunder as agent for one or more other purchasers: (i) each such other purchaser is purchasing as principal for its own account and not for the benefit of any other person; and (ii) each of such principals can, and does, make the representations, warranties and covenants set out in this Section 9 and in Schedules “C”, “D” or “E”, as applicable, to this Subscription Agreement as are applicable to such principal by virtue of its jurisdiction of residence or by virtue of being subject to the applicable securities legislation of such jurisdiction;

(q)

Capacity – if the Purchaser: (i) is an individual, he/she has attained the age of majority and is legally competent to execute this Subscription Agreement and to perform all actions required pursuant hereto; or (ii) is a corporation, partnership, unincorporated association or other entity, it has the legal capacity and competence to enter into and be bound by this Subscription Agreement and the Purchaser further certifies that all necessary approvals of directors, shareholders or otherwise have been given and obtained;

(r)

Authority – (i) the Purchaser is not contracting hereunder as agent for one or more other purchasers; and (ii) the entering into of this Subscription Agreement and the completion of the transactions contemplated herein will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser is a party or by which the Purchaser is bound;

(s)

Enforceability – this Subscription Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, upon acceptance by the Company this Subscription Agreement will constitute a legal, valid and binding contract of the Purchaser enforceable against it in accordance with its terms;

(t)	No Representation re: Resale, Refund, Future Price or Listing – no person has made any written or oral representation to the Purchaser:
(i)	that any person will resell or repurchase the Purchased Securities nor the securities issuable upon conversion or exercise thereof;

(ii)	that any person will refund the purchase price of the Purchased Securities other than as may be provided in this Subscription Agreement;
(iii)	relating to the future price or value of the Purchased Securities or
(iv)	that the Company will become a reporting issuer in any country, province or territory or that the Purchased Securities will be listed on any stock exchange;
(u)

Investment Experience – the Purchaser, or others for whom it is contracting hereunder, has knowledge and experience with respect to investments of this type enabling it to evaluate the merits and risks thereof and the capacity to obtain competent independent business, legal and tax advice regarding this investment;

(v)

Highly Speculative – the Purchaser, or others for whom it is contracting hereunder, understands that the acquisition of the Purchased Securities is highly speculative and that the Purchaser may lose the entire amount of its investment;

(w)

Due Diligence – the Purchaser, or others for whom it is contracting hereunder, is solely responsible for conducting its own due diligence in the affairs of the Company and it is not relying on any information about the proposed operations of the Company provided by any third party to make its decision to acquire the Purchased Securities; and

The Purchaser acknowledges that the foregoing representations and warranties are made by it with the intent that they may be relied upon in determining its eligibility to purchase the Purchased Securities under relevant securities legislation and the Purchaser hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages and other liabilities which either of them may suffer or incur as the result of or arising from the reliance by the Company on any such representation or warranty. The Purchaser further agrees that by accepting the Purchased Securities on the Closing Date it shall be representing and warranting that the foregoing representations and warranties are true as at the Closing Date, with the same force and effect as if they had been made by the Purchaser on such date and that they will survive the purchase by the Purchaser of the Purchased Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of any of the Purchased Securities.

10.	Representations, Warranties and Covenants of the Company

The Company represents, warrants and covenants to and with the Purchaser on its own behalf (and acknowledges that the Purchaser is relying thereon) as follows:

(a)

the Company is a valid and subsisting limited liability company duly incorporated and in good standing under the laws of the jurisdictions in which it is incorporated, continued or amalgamated and has all the requisite corporate power and capacity to carry on its business as now conducted and as presently proposed to be conducted by it and to own its assets;

(b)

the Company has full power and authority to enter into the Subscription Agreement and perform its obligations hereunder and do all other acts which may be necessary to consummate the transaction contemplated hereby;

(c)

the Purchased Securities and the securities issuable upon conversion or exercise thereof to be issued to the Purchaser in accordance with the provisions hereof will, upon receipt by the Company of the Subscription Price and upon the due allotment and issuance, be validly issued and outstanding securities of the Company;

(d)

this Agreement has been duly executed and delivered by the Company and is a valid agreement enforceable in accordance with its terms and the entering into of this Agreement and the completion of the transactions contemplated hereby does not and will not result in a violation of any other terms and provisions of any indenture or agreement, written or oral, to which the Company may be a party or the Company's constating documents, operating agreement or any resolutions of its members or managers;

(e)

the Company is licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of the property or assets thereof owned or leased or the nature of the activities conducted by it make licensing, registration or qualification necessary and is carrying on the business thereof in compliance with all applicable laws, rules and regulations of each such jurisdiction;

(f)

all necessary action has been taken to authorize the issue and sale of, and the delivery of certificates representing, the Purchased Securities and, upon payment of the requisite consideration therefor, the Purchased Securities and the securities issuable upon conversion or exercise thereof will be validly issued as fully paid and non-assessable securities;

(g)	the Company has complied and will comply fully with the requirements of all applicable corporate and securities laws and regulations in all matters relating to the Offering;
(h)	there are no judgments against the Company which are unsatisfied, nor are there any consent decrees or injunctions to which the Company is subject; and
(i)

no order ceasing or suspending trading in securities of the Company nor prohibiting the sale of such securities has been issued to and is outstanding against the Company or its directors, officers or promoters or against any other companies that have common directors, officers or promoters and, to the best of the Company's knowledge, no investigations or proceedings for such purposes are pending or threatened.

11.	Proceeds of Crime

The Purchaser represents and warrants that the funds representing the purchase price of the Purchased Securities being subscribed for herein which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA, the PATRIOT Act or similar legislation.  In addition, the Purchaser is not a person or entity identified on a list established under Part II.1 of the Criminal Code (Canada) (the “Criminal Code”) or under the Freezing Assets of Corrupt Foreign Officials Act (Canada) (the “FACFOA”), the Special Economic Measures Act (Canada) (the “SEMA”), sanctions resolutions and regulations of the United Nations adopted by Canada under the United Nations Act (Canada) (collectively, the “UN Sanctions”), the Justice for Victims of Corrupt Foreign Officials Act (Canada) (the “JVCFOA”), or any regulations in force in the United States or Canada implementing or amending the foregoing.

To the best of its knowledge: (a) none of the subscription funds to be provided by the Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada or the United States of America or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser; and (b) it shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

12.	Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Company for a period of one (1) year from the Closing Date notwithstanding the completion of the purchase of the Purchased Securities.

13.	Governing Law

This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Maryland and all federal laws applicable therein.  The parties hereby irrevocably attorn to the jurisdiction of the courts of the State of Maryland with respect to any matters arising out of this Subscription Agreement.

14.	Costs

All costs and expenses (including any fees and disbursements of any legal counsel) incurred in connection with this Subscription Agreement and the transactions contemplated therein shall be paid by the party incurring such expenses.

15.	Assignment

This Subscription Agreement is not transferable or assignable by the parties hereto, in whole or in part, without the express written consent of the other party to this Subscription Agreement.

16.	Enurement

This Subscription Agreement will be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

17.	Entire Agreement and Headings

This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Subscription Agreement may be amended or modified in any respect by written instrument only. The headings contained herein are for convenience only and shall not effect the meanings or interpretation hereof.

18.	Time of Essence

Time shall be of the essence of this Subscription Agreement.

19.	Independent Legal Advice

The Purchaser hereby represents and warrants to the Company and acknowledges and agrees that he/she had the opportunity to seek and was not prevented nor discouraged by the Company from seeking independent legal advice prior to the execution and delivery of this Subscription Agreement and that, in the event that he/she did not avail himself/herself of that opportunity prior to signing this Subscription

Agreement, he/she did so voluntarily without any undue pressure and agrees that his/her failure to obtain independent legal advice shall not be used by him/her as a defence to the enforcement of his/her obligations under this Subscription Agreement.

20.	Counterparts and Facsimile or Electronic Deliveries

This Subscription Agreement may be executed in one or more counterparts, each of which counterparts when executed shall constitute an original and all of which counterparts so executed shall constitute one and the same instrument.  The Company shall be entitled to rely on delivery of a facsimile or electronic copy of this Subscription Agreement, including the completed schedules attached hereto, and acceptance by the Company of any such facsimile or electronic copy shall be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof. Notwithstanding the foregoing, the Purchaser shall deliver to the Company, at the address specified in Section 3 hereof, an originally executed copy of this Subscription Agreement, including the schedules attached hereto, within one day of the Closing Date.

SCHEDULE “B”

PAYMENT INSTRUCTIONS

The subscription price shall be paid in Canadian currency by bank draft, certified cheque or wire transfer. Bank drafts and certified cheques should be made payable to Dorsey & Whitney LLP, in Trust.

If paying by wire transfer to the Company, wire the funds to:

Bank: Silicon Valley Bank
Address: 3003 Tasman Drive Santa Clara, CA 95054

Account Name: InfoSonics Corporation
Address: 4445 Eastgate Mall, Suite 200 San Diego, CA 92121

Account No.: 3302419343

Swift Code: SVBKUS6S

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SCHEDULE “C”

ACCREDITED INVESTORS

REPRESENTATION LETTER

TO:COOL HOLDINGS, INC. (the “Company”)

In connection with the purchase by the undersigned purchaser (the “Purchaser”) of the Purchased Securities of the Company (the “Purchased Securities”), the Purchaser hereby represents, warrants, covenants and certifies to the Company that:

1.the Purchaser is resident in or is subject to the laws of the province of (check one):

☐ British Columbia	☐ Alberta	☐ Saskatchewan
☐ Manitoba	☐ Ontario	☐ Québec
☐ New Brunswick	☐ Nova Scotia	☐ Prince Edward Island
☐ Newfoundland and Labrador

2.the Purchaser is purchasing the Purchased Securities as principal for its own account;

3.the Purchaser is an “accredited investor” as such term is defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions, or, in Ontario, in section 73.3(1) of the Securities Act (Ontario), as applicable, by virtue of satisfying the indicated criteria in Appendix “A” to this Canadian Certificate;

4.the Purchaser has not been provided with any offering memorandum as such term is defined under applicable Canadian securities laws in connection with the Purchaser’s investment in the Purchased Securities;

5.the above representations, warranties, covenants and certifications will be true and correct both as of the execution of this Representation Letter and as of the Closing Time and will survive the completion of the issuance of the Purchased Securities; and

5.the foregoing representations, warranties and covenants are made by the undersigned with the intent that they may be relied upon in determining its suitability as a purchaser of the of Purchased Securities and the undersigned agrees to indemnify the Company, and its respective directors and officers against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon.  The undersigned undertakes to immediately notify Dorsey & Witney LLP, Suite 4310, 161 Bay Street, Toronto, Ontario M5J 2S1, Attention:  Richard Raymer, of any change in any statement or other information relating to the Purchaser set forth herein which takes place prior to the Closing Time.

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All capitalized terms not defined herein shall have the meanings set forth in the Subscription Agreement to which this exhibit is attached.

Dated:  ___________________, 201___.

Print Name of Purchaser
By:
Signature
Title

IMPORTANT: PLEASE SELECT THE APPLICABLE CRITERIA SET OUT IN
APPENDIX “A” HERETO AND INITIAL ON EACH PAGE.

APPENDIX “A”
(TO SCHEDULE “C”)

NOTE:  THE PURCHASER MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor (defined in National Instrument 45-106) means:

(a)a Canadian financial institution, or a Schedule III bank;
(b)the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

(c)a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

(d)a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer;
(e)an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

(e.1) an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

(f)the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

(g)a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

(h)any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
(i)a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada;
(j.1) an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000;

(m)a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase and hold securities as an accredited investor as defined in this paragraph (m);

(n)an investment fund that distributes or has distributed its securities only to:
(i)a person that is or was an accredited investor at the time of the distribution;
(ii)a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], or 2.19 [Additional investment in investment funds] of NI 45-106; or
(iii)a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

(o)an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

(p)a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

(q)a person acting on behalf of a fully managed account managed by that person,  if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

(r)a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

(s)an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

(t)a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

(u)an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
(v)a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

(w)a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

FOR THE PURPOSES HEREOF

(a)

“Canadian financial institution” means:  (i) an association governed by the Cooperative Credit Associates Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec, where control person means any person that holds or is one of a combination of persons that holds: (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer; or (ii) more than 20%of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)“eligibility adviser” means:

(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

1.	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons; and
2.

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“financial assets” means (i) cash; (ii) securities; or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
(e)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;
(f)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(g)	“investment fund” has the same meaning as in National Instrument 81-106 – Investment Fund Continuous Disclosure;
(h)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;
(i)	“local jurisdiction” means the jurisdiction in which the Canadian securities regulatory authority is situate;
(j)

“person” includes: (i) an individual; (ii) a corporation; (iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and (iv) an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(k)

“related liabilities” means: (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or (ii) liabilities that are secured by financial assets;

(l)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada); and
(m)	“spouse” means, an individual who:
(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;
(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or
(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

ALL MONETARY REFERENCES ARE IN CANADIAN DOLLARS.

SCHEDULE “D”

CERTIFICATE OF OFFSHORE PURCHASER
ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS
FOR NON-US PURCHASERS
(OTHER THAN CANADIAN PURCHASERS)

The Purchaser, on its own behalf and (if applicable) on behalf of others for whom it is acting hereunder, further represents, warrants and covenants to and with COOL HOLDINGS, INC. (the “Company”) (and acknowledges that the Company is relying thereon) that it is, and (if applicable) any beneficial purchaser for whom it is acting hereunder is, a resident of, or otherwise subject to, the securities legislation of a jurisdiction other than the United States or Canada, and:

(a)the Purchaser is, and (if applicable) any other purchaser for whom it is acting hereunder, is:

(i)

a purchaser that is recognized by the securities regulatory authority in the jurisdiction in which it is, and (if applicable) any other purchaser for whom it is acting hereunder is resident or otherwise subject to the securities laws of such jurisdiction, as an exempt purchaser and is purchasing the Purchased Securities as principal for its, or (if applicable) each such other purchaser’s, own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution; or

(ii)

a purchaser which is purchasing the Purchased Securities pursuant to an exemption from any prospectus or securities registration requirements (particulars of which are enclosed herewith) available to the Company, the Purchaser and any such other purchaser under applicable securities laws of their jurisdiction of residence or to which the Purchaser and any such other purchaser are otherwise subject to, and the Purchaser and any such other purchaser shall deliver to the Company such further particulars of the exemption and their qualification thereunder as the Company may reasonably request;

(b)

the purchase of the Purchased Securities by the Purchaser, and (if applicable) each such other purchaser, does not contravene any of the applicable securities laws in such jurisdiction and does not trigger: (i) any obligation to prepare and file a prospectus, an offering memorandum or similar document, or any other ongoing reporting requirements with respect to such purchase or otherwise; or (ii) any registration or other obligation on the part of the Company; and

(c)

the Purchaser, and (if applicable) any other purchaser for whom it is acting hereunder will not sell or otherwise dispose of any Purchased Securities except in accordance with applicable Canadian securities laws, and if the Purchaser, or (if applicable) such beneficial purchaser sell or otherwise dispose of any Purchased Securities to a person other than a resident of Canada, the Purchaser, and (if applicable) such beneficial purchaser, will obtain from such purchaser representations, warranties and covenants in the same form as provided in this Schedule “D” and shall comply with such other requirements as the Company may reasonably require.

DATED at this day of , 201___.

Name of Purchaser
By:
Signature Title:

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SCHEDULE “E”

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:COOL HOLDINGS, INC.

The Purchaser understands and agrees that the Purchased Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or applicable state securities laws, and the Purchased Securities are being offered and sold to the Purchaser in reliance upon Rule 506(b) of Regulation D under the U.S. Securities Act and/or Section 4(a)(2) of the U.S. Securities Act.

Capitalized terms used in this Schedule “E” and defined in the Agreement to which the Schedule “E” is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the “Purchaser”) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company (and acknowledges that the Company is relying thereon) that:

(a)it is purchasing the Purchased Securities for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Purchased Securities has any intention to distribute either directly or indirectly any of the Purchased Securities in the United States; provided, however, that this paragraph shall not restrict the Purchaser from selling or otherwise disposing of any of the Purchased Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)

it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Securities is a an “accredited investor” that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D of the U.S. Securities Act, as indicated below (the Purchaser must initial “SUB” for the Purchaser, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

Category 1.A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
Category 2.A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
Category 3.A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or
Category 4.An insurance company as defined in Section 2(13) of the U.S. Securities Act; or
Category 5.An investment company registered under the United States Investment Corporation Act of 1940; or
Category 6.A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or
Category 7.A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

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Category 8.A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

  Category 9.An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

Category 10.A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

  Category 11.An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

Category 12.Any director or executive officer of the Issuer; or

  Category 13.A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds US$1,000,000; provided, however, that (i) person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

  Category 14.A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

  Category 15.A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

Category 16.Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

The Purchaser undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Purchaser or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

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IN WITNESS WHEREOF, the undersigned has executed this U.S. Accredited Investor Certificate as of the ____ day of _______________, 2018.

If a Corporation, Partnership or Other Entity:If an Individual:

Print or Type NamePrint or Type Name

SignatureSignature

Name and Title of Signatory

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